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                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                       FORM 8-K/A

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934


                        _______________________________________


Date of Report (Date of earliest event reported)         August 5, 1999
                                                 ------------------------------


                             PICO PRODUCTS, INC.
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           (Exact name of Registrant as specified in its charter)


        NEW YORK                         1-8342                15-0624701
------------------------------       -------------         --------------------
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


     12500 Foothill Boulevard, Lakeview Terrace, CA              91342
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (818) 897-0028
                                                   ----------------------------

                                   (N/A)
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         (Former name or former address, if changed since last report)


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FORM 8-K CURRENT REPORT:

Item 4. Changes in Registrant's Certifying Accountant

On August 5, 1999 Pico Products, Inc. (the "Company") received notification from Deloitte Touche LLP ("D & T") that the client - auditor relationship between the Company and D & T had ceased.

D & T has declined to perform the audit of the Company's financial statements for the year ended July 31, 1999 and has resigned, effective August 5, 1999. For the year ended July 31, 1998 D & T had issued a modified auditor's report with respect to the ability of the Company to continue as a going-concern.

For the last two fiscal years there have been no disagreements with D & T that would have caused it to make reference to the subject matter of the disagreement(s) or other reportable events in connection with its report.

The Company has fully authorized D & T to respond fully to inquiries of the successor accountant at such time one is engaged.

Item 7.   Financial Statements and Exhibits.

Exhibit 16.  Letter re: change in certifying accountant.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PICO PRODUCTS, INC.

                                          REGISTRANT

Date: August 16, 1999                      /s/ Mike Gavigan
                                          -----------------------------
                                          Chief Financial Officer

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